UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 6, 2009
PepsiCo, Inc.
(Exact name of registrant
as specified in charter)

North Carolina (State or other jurisdiction of incorporation)	1-1183 (Commission File Number)	13-1584302 (IRS Employer Identification No.)
700 Anderson Hill Road
Purchase, New York 10577
(Address of principal executive offices)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-10.1: FORM OF ANNUAL LONG-TERM INCENTIVE AWARD AGREEMENT
EX-10.2: FORM OF PERFORMANCE-BASED LONG-TERM INCENTIVE AWARD AGREEMENT
EX-10.3: FORM OF PRO RATA LONG-TERM INCENTIVE AWARD AGREEMENT
EX-10.4: FORM OF STOCK OPTION RETENTION AWARD AGREEMENT
EX-10.5: FORM OF RESTRICTED STOCK UNIT RETENTION AWARD AGREEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) PepsiCo, Inc. grants various awards to its executive officers under the shareholder-approved PepsiCo, Inc. 2007 Long-Term Incentive Plan. The forms of award agreements pursuant to which the executive officers may receive awards, commencing with the February 6, 2009 annual award, are attached hereto as exhibits and are hereby incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1	Form of Annual Long-Term Incentive Award Agreement
10.2	Form of Performance-Based Long-Term Incentive Award Agreement
10.3	Form of Pro Rata Long-Term Incentive Award Agreement
10.4	Form of Stock Option Retention Award Agreement
10.5	Form of Restricted Stock Unit Retention Award Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.
Date: February 11, 2009	By:	/s/ Thomas H. Tamoney, Jr.
		Name:	Thomas H. Tamoney, Jr.
		Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Form of Annual Long-Term Incentive Award Agreement
10.2	Form of Performance-Based Long-Term Incentive Award Agreement
10.3	Form of Pro Rata Long-Term Incentive Award Agreement
10.4	Form of Stock Option Retention Award Agreement
10.5	Form of Restricted Stock Unit Retention Award Agreement